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Exhibit 10.4
EXECUTION COPY

CONCENTRA INC.,
As Holdings,

CONCENTRA OPERATING CORPORATION,
As Borrower,

The Several Lenders from Time to Time Parties Hereto,

JPMORGAN CHASE BANK,
As Administrative Agent

SECOND AMENDMENT TO THE CREDIT AGREEMENT

$70,000,000 INCREMENTAL TERM LOAN FACILITY

June 8, 2004

        SECOND AMENDMENT, dated as of June 8, 2004 and effective as of June 8, 2004 (this "Second Amendment"), to the Credit Agreement, dated as of August 13, 2003, as amended by the First Amendment thereto, dated as of November 17, 2003 (the "Credit Agreement"), among CONCENTRA INC., a Delaware corporation ("Holdings"), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the "Borrower"), the several banks and other financial institutions parties thereto (the "Existing Lenders" and, together with the Incremental Term Lenders (as defined below), the "Lenders") and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), is entered into by and among Holdings, the Borrower, the Lenders and the Administrative Agent.

W I T N E S S E T H:

        WHEREAS, Holdings, the Borrower, the Existing Lenders and the Administrative Agent are parties to the Credit Agreement;

        WHEREAS, Holdings and the Borrower have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement (i) in order to add thereto an additional $70,000,000 term loan facility (the "Incremental Term Loan Facility") as set forth herein and (ii) as otherwise more fully described herein; and

        WHEREAS, the Incremental Term Lenders are severally willing to provide the Incremental Term Loan Facility on, and subject to, the terms and conditions set forth herein and the Lenders are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

        NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

        1.    Defined Terms.    Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

        2.    Amendments to Section 1.1.

          (a)   Section 1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following defined terms and related definitions:

      "2004 Senior Subordinated Note Indenture": the indenture entered into by the Borrower, the Subsidiary Guarantors and The Bank of New York, as trustee thereunder, in connection with the issuance of the 2004 Senior Subordinated Notes, together with all instruments and other agreements entered into by the Borrower and the Subsidiary Guarantors in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.9."

      "2004 Senior Subordinated Notes": the $155,000,000 9 1/8% Senior Subordinated Notes due 2012 issued by the Borrower pursuant to the 2004 Senior Subordinated Note Indenture."

      "Escrow Account": an interest bearing escrow account governed by the Escrow Agreement with the Administrative Agent funded by the Borrower at the Second Amendment Effective Date in an amount sufficient to purchase or redeem any remaining 1999 Senior Subordinated Notes outstanding after the Second Amendment Effective Date. The Escrow Account shall remain in place from the Second Amendment Effective Date through the purchase or redemption in full of all outstanding 1999 Senior Subordinated Notes. All interest accruing on any funds held in the Escrow Account shall be held for the benefit of the Borrower, and all such funds and accrued interest not previously disbursed to the Borrower shall be promptly disbursed to the Borrower upon completion of the purchase or redemption of all 1999 Senior Subordinated Notes. Prior to and including September 15, 2004, the Borrower shall have immediate access to the funds in the Escrow Account to the extent such funds are used (a) to purchase or redeem the 1999 Senior Subordinated Notes, (b) to pay principal, interest or premiums with respect thereto or (c) for any purpose related to the purchase or redemption of the 1999 Senior

      Subordinated Notes, including the reimbursement of the Borrower for any funds expended in accordance with the foregoing.

      "Escrow Agreement": an escrow agreement dated the Second Amendment Effective Date, between the Borrower and the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent and the Borrower.

      "Incremental Term Commitment": as to any Incremental Term Lender, its obligation to make an Incremental Term Loan to the Borrower in the amount set forth opposite such Incremental Term Lender's name on Schedule 1.1A (attached to the Second Amendment, dated as of June 8, 2004, to this Agreement) under the heading "Incremental Term Commitment" or, in the case of any Lender that is an Assignee, the amount of the assigning Lender's Incremental Term Commitment assigned to such Assignee pursuant to subsection 10.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Incremental Term Lenders, the "Incremental Term Commitments". The original aggregate amount of Incremental Term Commitments is $70,000,000.

      "Incremental Term Lender": each Lender that has an Incremental Term Commitment or that holds an Incremental Term Loan.

      "Incremental Term Loan": as defined in Section 2.1(b).

      "Incremental Term Percentage": as to any Incremental Term Lender at any time, the percentage which such Lender's Incremental Term Commitment then constitutes of the aggregate Incremental Term Commitments (or, at any time after the Second Amendment Effective Date, the percentage which the aggregate principal amount of such Lender's Incremental Term Loans then outstanding constitutes of the aggregate principal amount of the Incremental Term Loans then outstanding).

      "Second Amendment Effective Date": the date on which the conditions precedent set forth in Section 19 of the Second Amendment, dated as of June 8, 2004 to this Agreement shall have been satisfied or waived, which date is June 8, 2004.

          (b)   The definition of "Aggregate Exposure" contained in Section 1.1 of the Credit Agreement is hereby amended replacing the "and" at the end of clause (b)(i) with a ",", renumbering clause "(ii)" to clause "(iii)" and by inserting a new clause (ii) as follows:

      "(ii) the aggregate then unpaid principal amount of such Lender's Incremental Term Loans and"

          (c)   The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

      ""Applicable Margin": (a) for each Revolving Loan, the rate per annum determined pursuant to the Pricing Grid and (b) for each Term Loan and Incremental Term Loan, the rate per annum set forth under the relevant column heading below:

	ABR Loans	Eurodollar Loans
Term Loans	2.75%	3.75%
Incremental Term
Loans	1.75%	2.75%

          (d)   The definition of "Commitment" contained in Section 1.1 of the Credit Agreement is hereby amended by adding ", the Incremental Term Loan Commitment" after "Term Commitment" therein.

          (e)   The definition of "Consolidated EBITDA" contained in Section 1.1 of the Credit Agreement is hereby amended by adding, immediately before the "," at the end of clause (i) thereof, the following:

    "(including (i) bonuses to the management team and (ii) costs associated with the dividend payment to Holdings and from Holdings to its existing stockholders pursuant to Section 7.6(g), in an aggregate amount up to $3,000,000, in each case to be paid within 30 days of the Second Amendment Effective Date and funded with monies previously allocated to fees, expenses and bonuses pursuant to the Second Amendment to this Agreement)"

          (f)    The definition of "Consolidated Fixed Charges" contained in Section 1.1 of the Credit Agreement is hereby amended by adding ", the Incremental Term Loans" after "Term Loans" in clause (c) therein.

          (g)   The definition of "Consolidated Total Debt" contained in Section 1.1 of the Credit Agreement is hereby amended by adding, immediately before the "." at the end thereof, the following:

    "minus, until September 15, 2004, the aggregate amount of any cash held in the Escrow Account at such date."

          (h)   The definition of "Excess Cash Flow" contained in Section 1.1 of the Credit Agreement is hereby amended by adding "and the Incremental Term Loans" after "Term Loans" in clauses (iii) and (iv) therein.

          (i)    The definition of "Facility" contained in subsection 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

              "Facility": each of (a) the Term Commitments and the Term Loans made thereunder (the "Term Facility"), (b) the Incremental Term Loan Commitments and the Incremental Term Loans made thereunder (the "Incremental Term Loan Facility") and (c) the Revolving Commitments and the extensions of credit made thereunder (the "Revolving Facility")."

          (j)    The definition of "Interest Period" contained in Section 1.1 of the Credit Agreement is hereby amended by adding "or the Incremental Term Loans" after "Term Loans" in clause (ii) therein.

          (k)   The definition of "Majority Facility Lenders" contained in Section 1.1 of the Credit Agreement is hereby amended by adding ", the Incremental Term Loans" after "Term Loans" therein.

          (l)    The definition of "Reinvestment Deferred Amount" contained in Section 1.1 of the Credit Agreement is hereby amended by adding ", the Incremental Term Loans" after "Term Loans" therein.

          (m)  Clause (b) of the definition of "Required Lenders" contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the "and" at the end of clause (i) thereof with a ",", renumbering clause "(ii)" to clause "(iii)" and inserting a new clause (ii) as follows:

      "(ii) the aggregate unpaid principal amount of the Incremental Term Loans then outstanding and"

          (n)   The definition of "Senior Subordinated Note Indentures" contained in subsection 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

      ""Senior Subordinated Note Indentures": the collective reference to the 1999 Senior Subordinated Note Indenture, the 2003 Senior Subordinated Note Indenture and the 2004 Senior Subordinated Note Indenture."

          (o)   The definition of "Senior Subordinated Notes" contained in subsection 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

      ""Senior Subordinated Notes": the collective reference to the 1999 Senior Subordinated Notes, the 2003 Senior Subordinated Notes and the 2004 Senior Subordinated Notes."

          (p)   The definition of "Term Loan" contained in Section 1.1 of the Credit Agreement is hereby amended by adding "(a)" after "Section 2.1" therein.

        3.    Amendment to Section 2.1.    Section 2.1 of the Credit Agreement is hereby amended in its entirety as follows:

          "2.1 Term Commitments. Subject to the terms and conditions hereof, (a) each Term Lender severally agrees to make a term loan (a "Term Loan") to the Borrower on the Closing Date in a single draw in the amount of the Term Commitment of such Lender and (b) each Incremental Term Lender severally agrees to make an incremental term loan (an "Incremental Term Loan") to the Borrower on the Second Amendment Effective Date in a single draw in the amount of the Incremental Term Commitment of such Lender. The Term Loans and the Incremental Term Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.10."

        4.    Amendment to Section 2.2.    Section 2.2 of the Credit Agreement is hereby amended in its entirety as follows:

          "2.2 Procedure for Term Loan and Incremental Term Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, three Business Days prior to each of the Closing Date and the Second Amendment Effective Date (as applicable), in the case of Eurodollar Loans, or prior to 10:00 A.M., New York City time, on each of the Closing Date and the Second Amendment Effective Date (as applicable), in the case of ABR Loans) specifying (i) the amount and Type of Term Loans or Incremental Term Loans to be borrowed and (ii) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Lender or Incremental Term Lender, as applicable thereof. Not later than 12:00 Noon, New York City time, on each of the Closing Date and the Second Amendment Effective Date, each Term Lender and Incremental Term Lender, respectively, shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loans and Incremental Term Loans, respectively, to be made by such Lender. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Term Lenders or the Incremental Term Lenders in immediately available funds."

        5.    Amendment to Section 2.3.    Section 2.3 of the Credit Agreement is hereby amended (i) by adding "and Incremental Term Loans" at the end of the heading of such Section, (ii) by inserting an "(a)" at the beginning of the first paragraph therein; (iii) by adding "or" after "all amounts outstanding in respect of the Term Loans" at the end of the table therein and (iv) by inserting at the end of the table therein, the following:

    "(b) The Incremental Term Loan of each Incremental Term Lender shall mature in twenty-one (21) consecutive quarterly installments, commencing on June 30, 2004, each of which shall be in an amount equal to such Incremental Term Lender's Incremental Term Percentage multiplied by the amount set forth below opposite such installment:

Installment	Principal Amount
June 30, 2004	$175,000
September 30, 2004	175,000
December 31, 2004	175,000
March 31, 2005	175,000
June 30, 2005	175,000
September 30, 2005	175,000
December 31, 2005	175,000
March 31, 2006	175,000
June 30, 2006	175,000
September 30, 2006	175,000
December 31, 2006	175,000
March 31, 2007	175,000
June 30, 2007	175,000
September 30, 2007	175,000
December 31, 2007	175,000
March 31, 2008	175,000
June 30, 2008	175,000
September 30, 2008	9,975,000
December 31, 2008	9,975,000
March 31, 2009	19,950,000
June 30, 2009	all amounts outstanding in respect of the Incremental Term Loans

        6.    Amendment to Section 2.8.    (a) Section 2.8(a) of the Credit Agreement is hereby amended (i) by adding "and Incremental Term Loans" after "Term Loans" in the first parenthetical therein, (ii) by adding ", Incremental Term Loans" after "Term Loans" in the last sentence thereof and (iii) by adding "and Section 2.15A(b)" at the end of the last sentence therein.

        (b)   Section 2.8(b) of the Credit Agreement is hereby amended in its entirety as follows:

          "(b) Each optional prepayment of (i) the Term Loans of any Term Lender or (ii) the Incremental Term Loans of any Incremental Term Loan Lender, in each case during the period from the Closing Date to but excluding the first anniversary of the Closing Date shall be accompanied by payment of a 1% prepayment premium on the principal amount of such Lender's Term Loan or Incremental Term Loan prepaid (unless such prepayment premium is waived by such Lender)."

        7.    Amendment to Section 2.9.    (a) Section 2.9(a) of the Credit Agreement is hereby amended as follows:

          (i)    by adding ", the Incremental Term Loans" after "Term Loans" at the end of each of the first and second sentences thereof; and

          (ii)   by adding ", the 2004 Senior Subordinated Notes" after "Holdings Refinancing Indebtedness" in the second sentence thereof.

        (b)   Section 2.9(b) of the Credit Agreement is hereby amended by adding ", the Incremental Term Loans" after "Term Loans" at the end of the first clause thereof and at the end of the proviso thereto.

        (c)   Section 2.9(c) of the Credit Agreement is hereby amended by adding ", the Incremental Term Loans" after "Term Loans" in the first sentence thereof.

        (d)   Section 2.9(d) of the Credit Agreement is hereby amended by adding "and the Incremental Term Loans pro rata" after "Term Loans" in the first sentence thereof.

        (e)   the last paragraph of Section 2.9 is hereby amended by adding "and Section 2.15A(b)" at the end of the first sentence therein.

        8.    New Section 2.15A.    The following new Section 2.15A shall be inserted immediately after Section 2.15 of the Credit Agreement as follows:

    "2.15(A) Pro Rata Treatment of the Incremental Term Loans. (a) Each borrowing by the Borrower from the Incremental Term Lenders hereunder shall be made pro rata according to the Incremental Term Percentages of the Incremental Term Lenders.

          (b)   Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Incremental Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Incremental Term Loans then held by the Incremental Term Lenders. Prepayments of the Incremental Term Loans shall be applied pro rata to the installments thereof according to the respective outstanding principal amounts thereof, except that optional prepayments shall be applied in the direct order of maturity thereof. Amounts repaid or prepaid on account of the Incremental Term Loans may not be reborrowed."

        9.    Amendment to Section 4.16.    Section 4.16 of the Credit Agreement is hereby amended by replacing the first sentence therein with the following:

    "The proceeds of the Term Loans shall be used to finance a portion of the Transactions and to pay related fees and expenses. The proceeds of the Incremental Term Loans shall be used to refinance in part the 1999 Subordinated Notes, to pay a portion of the dividend to Holdings and from Holdings to its existing stockholders (including the Sponsor) pursuant to Section 7.6(g) and to pay related fees and expenses."

        10.    Amendment to Section 7.1.    Section 7.1(a) of the Credit Agreement is hereby amended by deleting the table appearing at the end of subsection 7.1(a) of the Credit Agreement and substituting in lieu thereof the following:

Fiscal Quarter	Consolidated Leverage Ratio
June 30, 2004	5.25 to 1.00
September 30, 2004	5.25 to 1.00
December 31, 2004	5.25 to 1.00
March 31, 2005	5.25 to 1.00
June 30, 2005	5.25 to 1.00
September 30, 2005	5.00 to 1.00
December 31, 2005	4.75 to 1.00
March 31, 2006	4.75 to 1.00
June 30, 2006	4.75 to 1.00
September 30, 2006	4.50 to 1.00
December 31, 2006	4.25 to 1.00
March 31, 2007	4.25 to 1.00
June 30, 2007	4.25 to 1.00
September 30, 2007	4.00 to 1.00
December 31, 2007	4.00 to 1.00
March 31, 2008	3.75 to 1.00
June 30, 2008	3.75 to 1.00
September 30, 2008	3.75 to 1.00
December 31, 2008	3.50 to 1.00
March 31, 2009 and thereafter	3.25 to 1.00

        11.    Amendment to Section 7.2.    Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (j) thereof, (ii) replacing the "." at the end of clause (k) with "; and" and (iii) adding the following:

        "(l)(i) indebtedness of the Borrower in respect of the 2004 Senior Subordinated Notes in an aggregate principal amount not to exceed $155,000,000; provided that Net Cash Proceeds from the issuance of the 2004 Senior Subordinated Notes are used, in part, as contemplated in the parenthetical clause in Section 7.9(a) and (ii) Guarantee Obligations of any Subsidiary Guarantor in respect of such Indebtedness, provided that such Guarantee Obligations are subordinated to the same extent as the obligations of the Borrower in respect of the 2004 Senior Subordinated Notes."

        12.    Amendment to Section 7.3.    Section 7.3 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (i) thereof, (ii) replacing the "." at the end of clause (j) with "; and" and (iii) adding the following:

    "(k) Liens in connection with the Escrow Account."

        13.    Amendment to Section 7.6.    Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (e) thereof, (ii) replacing the "." at the end of clause (f) with "; and" and (iii) adding the following:

    "(g) the Borrower may pay a dividend to Holdings on the Second Amendment Effective Date in an amount not to exceed $98,250,000 (up to $2,000,000 of which may be deferred and distributed at a later date) and Holdings may pay a similar dividend to the existing shareholders (including the Sponsor)."

        14.    Amendments to Section 7.9.

          (a)   Section 7.9(a) of the Credit Agreement is hereby amended by replacing the parenthetical therein with the following:

      "(other than (i) the Redemption, (ii) such a payment, prepayment, repurchase or redemption of the Senior Discount Debentures (A) upon the issuance of the 2003 Supplemental Notes or (B) with the proceeds of any Senior Discount Debenture Refinancing and (iii) such a payment, prepayment, repurchase or redemption of the 1999 Senior Subordinated Notes upon the issuance and with all or a portion of the Net Cash Proceeds of the 2004 Senior Subordinated Notes (together with available cash, including pursuant to borrowings of Incremental Term Loans hereunder) on either (A) the Second Amendment Effective Date or (B) at any time after the Second Amendment Effective Date and on or prior to September 15, 2004; provided that the purchase or redemption described in this clause (iii)(B) is made with the funds placed in the Escrow Account by the Borrower on the Second Amendment Effective Date (unless less than $15,000,000 of 1999 Senior Subordinated Notes remain outstanding after the Second Amendment Closing Date, in which case the Borrower need not place such funds in the Escrow Account), and with available cash)".

          (b)   Section 7.9(b) of the Credit Agreement is hereby amended by replacing the parenthetical therein with the following:

      "(other than the Supplemental Indenture to the 1999 Senior Subordinated Note Indenture, dated June 8, 2004, and any such amendment, modification, waiver or other change that (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a material consent fee)".

        15.    Amendment to Section 8.    Section 8 of the Credit Agreement is hereby amended (i) by replacing "either the 1999 Senior Subordinated Notes or the 2003 Senior Subordinated Notes" with "the 1999 Senior Subordinated Notes, the 2003 Senior Subordinated Notes or the 2004 Senior

Subordinated Notes" in Section 8(m), (ii) by adding "; or" at the end of Section 8(m) and (iii) by adding new paragraph (n) at the end thereof as follows:

    "(n) the Borrower shall fail to purchase or redeem all outstanding 1999 Senior Subordinated Notes on or prior to September 15, 2004."

        16.    Amendment to Section 10.1.    Section 10.1 is hereby amended (i) by adding "or Incremental Term Loan" immediately after "Term Loan" in clause (i) of the proviso thereto and (ii) by adding "or Section 2.15(A)" immediately after "Section 2.15" in clause (iv) of the proviso thereto.

        17.    Amendment to Section 10.6.    (a) Section 10.6(b)(i)(B) is hereby amended (i) by deleting clause (x) through and including the "(y)" at the end thereof, (ii) by adding "or an Incremental Term Loan" immediately after "Term Loan" therein and (iii) by adding new clause (C) at the end thereof as follows:

    "(C) the Issuing Lender, provided that no consent of the Issuing Lender shall be required for an assignment of all or any portion of a Term Loan or Incremental Term Loan."

          (b)   Section 10.6(b)(ii)(A) is hereby amended by adding "or the Incremental Term Loan Facility" immediately after "Term Facility" therein.

        18.    Amendment Fee.    In consideration of the agreement of the Required Lenders to the amendments contained herein, Holdings and the Borrower agree to pay to each Existing Lender (hereinafter, an "Executing Lender") that executes and delivers this Second Amendment to the Administrative Agent or its counsel by 12:00 noon, New York City time, on June 3, 2004, an amendment fee in an amount equal to 0.10% of the aggregate amount of such Executing Lender's Term Loans, Revolving Extensions of Credit and Available Revolving Commitments outstanding on the Second Amendment Effective Date. The amendment fee shall be payable by the Borrower on the Second Amendment Effective Date in immediately available funds to the Administrative Agent on behalf of the applicable Executing Lender.

        19.    Conditions to Effectiveness of this Second Amendment.    This Second Amendment shall become effective upon the date (the "Second Amendment Effective Date") when the following conditions are satisfied:

          (a)   Second Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of this Second Amendment, duly executed and delivered by Holdings, the Borrower, the Administrative Agent, each Lender with an Incremental Term Loan Commitment and Existing Lenders constituting the "Required Lenders" thereunder.

          (b)   Fees. The Administrative Agent shall have received all fees required to be paid on or before the Second Amendment Effective Date, and all expenses required to be paid on or before the Second Amendment Effective Date for which invoices have been timely presented. The reasonable fees and expenses of legal counsel shall be paid promptly upon receipt of an invoice from such counsel, whether before or after the Second Amendment Effective Date.

          (c)   Security Documents. The Administrative Agent shall have received (i) the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of Holdings, the Borrower and each other Loan Party and, as applicable, (ii) the Escrow Agreement, executed and delivered by the Borrower.

          (d)   2004 Senior Subordinated Notes. The Borrower shall have received at least $152,850,150 in gross cash proceeds from the issuance of the 2004 Senior Subordinated Notes and shall have used all or a portion of such proceeds to consummate all or a portion of the refinancing of the 1999 Senior Subordinated Notes.

          (e)   1999 Senior Subordinated Notes Refinancing. Arrangements satisfactory to the Administrative Agent shall have been made for either (i) the purchase in full of the 1999 Senior Subordinated Notes on the Second Amendment Effective Date or (ii) the partial purchase of the 1999 Senior Subordinated Notes on the Second Amendment Effective Date and the placement in the Escrow Account of an amount sufficient to finance the purchase or redemption of the remaining 1999 Senior Subordinated Notes. If less than $15,000,000 of the 1999 Senior Subordinated Notes remain outstanding on the Second Amendment Effective Date, the Borrower shall not be required to open such Escrow Account.

          (f)    Pro Forma Balance Sheet. The Lenders shall have received a satisfactory pro forma consolidated balance sheet of each of Holdings and the Borrower as at the Second Amendment Effective Date, adjusted to give effect to (i) the refinancing of the 1999 Senior Subordinated Notes to occur on such date, (ii) the issuance of the 2004 Senior Subordinated Notes and the use of proceeds thereof, (iii) the $98,250,000 dividend payment and (iv) the distribution of bonuses and incurrence of costs related to, or otherwise described in this Second Amendment.

          (g)   Sources and Uses. The sources and uses of funding in connection with this Second Amendment and the other transactions contemplated hereby shall be materially consistent with the Sources and Uses Table attached hereto as Schedule I.

          (h)   Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Second Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments.

          (i)    Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

            (i)    the legal opinion of Vinson & Elkins L.L.P., counsel to Holdings, the Borrower and its Subsidiaries, substantially in the form of Exhibit E-1 to the Credit Agreement; and

            (ii)   the legal opinion of Richard A. Parr, general counsel to Holdings, the Borrower and its Subsidiaries, substantially in the form of Exhibit E-2 to the Credit Agreement.

        20.    Representations and Warranties

        (a)    No Default.    No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or after giving effect to the transactions contemplated herein.

        (b)    Representations and Warranties.    Each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct on and as of the date hereof, before and after giving effect to the effectiveness of this Second Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

        (c)    Financial Condition.    (i) Holdings hereby represents and warrants that the unaudited consolidated balance sheet of Holdings as at March 31, 2004, and the related unaudited consolidated statements of income and cash flows for the three-month period ended on such date, present fairly the consolidated financial position of Holdings as at such date, and the consolidated results of its operations and its consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and any notes thereto (except as contemplated by GAAP or in the case of any notes to the financial statements dated as of March 31, 2004), have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).

          (ii)   Since December 31, 2003 there has been no development or event that has had or is reasonably expected to have a Material Adverse Effect.

        21.    Continuing Effect of the Credit Agreement.    This Second Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Loan Parties that would require an amendment, waiver or consent of the Lenders or

Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

        22.    Counterparts.    This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        23.    Severability.    Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        24.    Integration.    This Second Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

        25.    GOVERNING LAW.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CONCENTRA INC.
By:	/s/ RICHARD A. PARR II Name: Richard A. Parr II Title: Executive Vice President
CONCENTRA OPERATING CORPORATION
By:	/s/ RICHARD A. PARR II Name: Richard A. Parr II Title: Executive Vice President
JPMORGAN CHASE BANK, as Administrative Agent and a Lender
By:	/s/ GARY L. SPEVACK Name: Gary L. Spevack Title: Vice President
JPMorgan Chase Bank, as an Incretmental (name of institution) Term Lender
By:	/s/ GARY L. SPEVACK Name: Gary L. Spevack Title: Vice President
Calyon New York Branch, as an Incremental (name of institution) Term Lender
By:	/s/ CHARLES HEIDSIECK Name: Charles Heidsieck Title: Managing Director
By:	/s/ THOMAS RANDOLPH Name: Thomas Randolph Title: Director

BANK ONE N.A., as a Lender
By:	/s/ SHARON ELLIS Name: Sharon Ellis Title: Vice President
LOAN FUNDING VI LLC By: Blackstone Debt Advisors L.P. As Collateral Manager, as a Lender
By:	/s/ DEAN CRIARES Name: Dean Criares Title: Managing Director
CITICORP NORTH AMERICA, INC., as a Lender
By:	/s/ ALLEN FISHER Name: Allen Fisher Title: Vice President
CALYON NEW YORK BRANCH, as a Lender
By:	/s/ CHARLES HEIDSIECK Name: Charles Heidsieck Title: Managing Director
By:	/s/ THOMAS RANDOLPH Name: Thomas Randolph Title: Director

CREDIT SUISSE FIRST BOSTON, Acting Through its Cayman Islands Branch, as a Lender
By:	/s/ PAUL COLON Name: Paul Colon Title: Director
By:	/s/ VANESSA GOMEZ Name: Vanessa Gomez Title: Associate
DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ KAREN M. KEEGAN Name: Karen M. Keegan Title: Vice President
ING SENIOR INCOME FUND By: Aeltus Investment Management, Inc. as its investment manager, as a Lender
By:	/s/ JEFF BAKALAR Name: Jeff Bakalar Title: Senior Vice President
PACIFICA CDO II, as a Lender By: Alcentra Inc. as its Investment Manager
By:	/s/ DEAN KAWAI Name: Dean Kawai Title: Senior Vice President

R2 TOP HAT, LTD., as a Lender By: Amalgamated Gadget, L.P., its Investment Manager By: Scepter Holdings, Inc., its General Partner
By:	/s/ ROBERT MCCORMICK Name: Robert McCormick Title: Vice President
SANKATY ADVISORS, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender
By:	/s/ DIANE J. EXTER Name: Diane J. Exter Title: Managing Director, Portfolio Manager
SANKATY ADVISORS, INC. as Collateral Manager for BRANT POINT CBO 1999-1 LTD., as Term Lender
By:	/s/ DIANE J. EXTER Name: Diane J. Exter Title: Managing Director, Portfolio Manager
SANKATY ADVISORS, LLC as Collateral Manager for BRANT POINT II CBO 2000-1 LTD., as Term Lender
By:	/s/ DIANE J. EXTER Name: Diane J. Exter Title: Managing Director, Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for CASTLE HILL I- INGOTS, LTD., as Term Lender
By:	/s/ DIANE J. EXTER Name: Diane J. Exter Title: Managing Director, Portfolio Manager
SANKATY ADVISORS, LLC as Collateral Manager for CASTLE HILL II- INGOTS LTD., as Term Lender
By:	/s/ DIANE J. EXTER Name: Diane J. Exter Title: Managing Director, Portfolio Manager
SANKATY ADVISORS, LLC as Collateral Manager for CASTLE HILL III CLO, LIMITED as Term Lender
By:	/s/ DIANE J. EXTER Name: Diane J. Exter Title: Managing Director, Portfolio Manager
SANKATY ADVISORS, LLC as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender
By:	/s/ DIANE J. EXTER Name: Diane J. Exter Title: Managing Director, Portfolio Manager

HARBOUR TOWN FUNDING LLC, as a Lender
By:	/s/ DIANA M. HIMES Name: Diana M. Himes Title: Assistant Vice President
SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT CLO, LIMITED, as Term Lender
By:	/s/ DIANE J. EXTER Name: Diane J. Exter Title: Managing Director, Portfolio Manager
SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT II CLO, LIMITED, as Term Lender
By:	/s/ DIANE J. EXTER Name: Diane J. Exter Title: Managing Director, Portfolio Manager
BLACKROCK LIMITED DURATION INCOME TRUST, as a Lender
By:	/s/ TOM COLWELL Name: Tom Colwell Title: Authorized Signatory

MAGNETITE ASSET INVESTORS LLC, as a Lender
By:	/s/ TOM COLWELL Name: Tom Colwell Title: Authorized Signatory
MAGNETITE ASSET INVESTORS III LLC, as a Lender
By:	/s/ TOM COLWELL Name: Tom Colwell Title: Authorized Signatory
MAGNETITE IV CLO LIMITED, as a Lender
By:	/s/ TOM COLWELL Name: Tom Colwell Title: Authorized Signatory
MAGNETITE V CLO LIMITED, as a Lender
By:	/s/ TOM COLWELL Name: Tom Colwell Title: Authorized Signatory
HANOVER SQUARE CLO LTD. By: Blackstone Debt Advisors L.P. As Collateral Manager, as a Term Lender
By:	/s/ DEAN CRIARES Name: Dean Criares Title: Managing Director

MONUMENT PARK CDO LTD. By: Blackstone Debt Advisors L.P. As Collateral Manager, as a Term Lender
By:	/s/ DEAN CRIARES Name: Dean Criares Title: Managing Director
UNION SQUARE CDO LTD. By: Blackstone Debt Advisors L.P. As Collateral Manager, as a Term Lender
By:	/s/ DEAN CRIARES Name: Dean Criares Title: Managing Director
CALLIDUS DEBT PARTNERS CLO FUND II, LTD. By: Its Collateral Manager, Callidus Capital Management, LLC, as a Lender
By:	/s/ WAYNE KUELLER Name: Wayne Kueller Title: Managing Director
LCM II LIMITED PARTNERSHIP, as a Lender By: Lyon Capital Management LLC As Attorney in Fact
By:	/s/ FARBOUD TAVANGAR Name: Farboud Tavangar Title: Senior Portfolio Manager

CANYON CAPITAL CDO 2001-1 LTD. By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager
By:	/s/ R. CHRISTIAN B. EVENSEN Name: R. Christian B. Evensen Title: Managing Director
CANYON CAPITAL CDO 2002-1 LTD. By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager
By:	/s/ R. CHRISTIAN B. EVENSEN Name: R. Christian B. Evensen Title: Authorized Signatory
CARLYLE HIGH YIELD PARTNERS II, LTD., as a Lender
By:	/s/ LINDA PACE Name: Linda Pace Title: Managing Director
CARLYLE HIGH YIELD PARTNERS III, LTD., as a Lender
By:	/s/ LINDA PACE Name: Linda Pace Title: Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD., as a Lender
By:	/s/ LINDA PACE Name: Linda Pace Title: Managing Director
CARLYLE HIGH YIELD PARTNERS, L.P., as a Lender
By:	/s/ LINDA PACE Name: Linda Pace Title: Managing Director
CARLYLE LOAN OPPORTUNITY FUND, as a Lender
By:	/s/ LINDA PACE Name: Linda Pace Title: Managing Director
TRUMBULL THC, LTD., as a Lender
By:	/s/ THERESA LYNCH Name: Theresa Lynch Title: Assistant Vice President
ATRIUM CDO, as a Lender
By:	/s/ ANDREW H. MARSHAK Name: Andrew H. Marshak Title: Authorized Signatory

CSAM FUNDING II, as a Lender
By:	/s/ ANDREW H. MARSHAK Name: Andrew H. Marshak Title: Authorized Signatory
CSAM FUNDING III, as a Lender
By:	/s/ ANDREW H. MARSHAK Name: Andrew H. Marshak Title: Authorized Signatory
FIRST DOMINION FUNDING III, as a Lender
By:	/s/ ANDREW H. MARSHAK Name: Andrew H. Marshak Title: Authorized Signatory
ELC (CAYMAN) LTD. 1999-II By: David L. Babson & Company Inc. as Collateral Manager, as a Lender
By:	/s/ DAVID P. WELLS Name: David P. Wells, CFA Title: Managing Director
ELC (CAYMAN) LTD. CDO SERIES 1999-I By: David L. Babson & Company Inc. as Collateral Manager, as a Lender
By:	/s/ DAVID P. WELLS Name: David P. Wells, CFA Title: Managing Director

SIMSBURY CLO, LIMITED By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager, as a Lender
By:	/s/ DAVID P. WELLS Name: David P. Wells, CFA Title: Managing Director
TRS CALLISTO LLC, as a Lender
By:	/s/ DEBORAH O'KEEFFE Name: Deborah O'Keeffe Title: Vice President
TRS LEDA LLC, as a Lender
By:	/s/ DEBORAH O'KEEFFE Name: Deborah O'Keeffe Title: Vice President
BIG SKY SENIOR LOAN FUND, LTD, as a Lender By: Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President

CONSTANTINUS EATON VANCE CDO V, LTD., as a Lender By: Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President
EATON VANCE CDO III, LTD., as a Lender By: Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President
EATON VANCE CDO VI, LTD., as a Lender By: Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender By: Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President

EATON VANCE LIMITED INCOME FUND, as a Lender By: Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President
EATON VANCE SENIOR FLOATING-RATE TRUST, as a Lender By: Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President
EATON VANCE SENIOR INCOME TRUST, as a Lender By: Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President
GRAYSON & CO., as a Lender By: Boston Management and Research as Investment Advisor
By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President

OXFORD STRATEGIC INCOME FUND, as a Lender By: Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President
SENIOR DEBT PORTFOLIO, as a Lender By: Boston Management and Research as Investment Advisor
By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President
TOLLI & CO., as a Lender By: Eaton Vance Management as Investment Advisor
By:	/s/ SCOTT H. PAGE Name: Scott H. Page Title: Vice President
BALLYROCK CDO I LIMITED, as a Lender By: Ballyrock Investment Advisors LLC, as Collateral Manager
By:	/s/ LISA RYMUT Name: Lisa Rymut Title: Assistant Treasurer

BALLYROCK CLO II LIMITED, as a Lender By: Ballyrock Investment Advisors LLC, as Collateral Manager
By:	/s/ LISA RYMUT Name: Lisa Rymut Title: Assistant Treasurer
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as a Lender
By:	/s/ JOHN H. COSTELLO Name: John H. Costello Title: Assistant Treasurer
GOLDENTREE LOAN OPPORTUNITIES I, LIMITED By: GoldenTree Asset Management, LP, as a Lender
By:	/s/ FREDERICK S. HADDAD Name: Frederick S. Haddad Title: Portfolio Manager
GOLDENTREE LOAN OPPORTUNITIES II, LIMITED By: GoldenTree Asset Management, LP, as a Lender
By:	/s/ FREDERICK S. HADDAD Name: Frederick S. Haddad Title: Portfolio Manager

GULF STREAM-COMPASS CLO 2003-1 LTD. By: Gulf Stream Asset Management LLC as Collateral Manager, as a Lender
By:	/s/ MARK D. ABRAHM Name: Mark D. Abrahm Title: Trader
ARCHIMEDES FUNDING III, LTD. By: ING Capital Advisors, LLC as Collateral Manager, as a Lender
By:	/s/ HELEN Y. RHEE Name: Helen Y. Rhee Title: Senior Vice President
ML CLO XV PILGRIM AMERICA (CAYMAN) LTD. By: ING Investments, LLC as its Investment Manager, as a Lender
By:	/s/ JEFF BAKALAR Name: Jeff Bakalar Title: Senior Vice President
SEQUILS- PILGRIM I, LTD. By: ING Investments, LLC as its Investment Manager, as a Lender
By:	/s/ JEFF BAKALAR Name: Jeff Bakalar Title: Senior Vice President

WHITNEY PRIVATE DEBT FUND, L.P., as a Lender
By:	/s/ KEVIN J. CURLEY Name: Kevin J. Curley Title: Authorized Signatory
LCM I LIMITED PARTNERSHIP By: Lyon Capital Management LLC as Collateral Manager, as a Lender
By:	/s/ FARBOUD TAVANGAR Name: Farboud Tavangar Title: Senior Portfolio Manager
MORGAN STANLEY PRIME INCOME TRUST, as a Lender
By:	/s/ KEVIN EGAN Name: Kevin Egan Title: Vice President
MOUNTAIN CAPITAL CLO I, LTD., as a Lender
By:	/s/ REGINA FORMAN Name: Regina Forman Title: Director

MOUNTAIN CAPITAL CLO II, LTD., as a Lender
By:	/s/ REGINA FORMAN Name: Regina Forman Title: Director
ELF FUNDING TRUST III, as a Lender By: New York Life Investment Management LLC, As Attorney-in-Fact
By:	/s/ ROBERT H. DIAL Name: Robert H. Dial Title: Director
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as a Lender By: New York Life Investment Management LLC, as its Investment Manager
By:	/s/ ROBERT H. DIAL Name: Robert H. Dial Title: Director
NYLIM FLATIRON CLO 2003-1 LTD., as a Lender By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact
By:	/s/ ROBERT H. DIAL Name: Robert H. Dial Title: Director

OCTAGON INVESTMENT PARTNERS III LTD., as a Lender By: Octagon Credit Investors, LLC as Portfolio Manager
By:	/s/ ANDREW D. GORDON Name: Andrew D. Gordon Title: Portfolio Manager
OCTAGON INVESTMENT PARTNERS IV LTD., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager
By:	/s/ ANDREW D. GORDON Name: Andrew D. Gordon Title: Portfolio Manager
OCTAGON INVESTMENT PARTNERS V LTD., as a Lender By: Octagon Credit Investors, LLC as Portfolio Manager
By:	/s/ ANDREW D. GORDON Name: Andrew D. Gordon Title: Portfolio Manager
OCTAGON INVESTMENT PARTNERS VI LTD., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager
By:	/s/ ANDREW D. GORDON Name: Andrew D. Gordon Title: Portfolio Manager

HARBOURVIEW CLO V, LTD., as a Lender
By:	/s/ DAVID FOXHOVEN Name: David Foxhoven Title: Assistant Vice President
HARBOURVIEW CLO IV, LTD., as a Lender
By:	/s/ DAVID FOXHOVEN Name: David Foxhoven Title: Assistant Vice President
OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender
By:	/s/ DAVID FOXHOVEN Name: David Foxhoven Title: Assistant Vice President
PPM SHADOW CREEK FUNDING LLC, as a Lender
By:	/s/ DIANA M. HIMES Name: Diana M. Himes Title: Assistant Vice President
PPM SPYGLASS FUNDING TRUST, as a Lender
By:	/s/ DIANA M. HIMES Name: Diana M. Himes Title: Authorized Agent

TUSCANY CDO, LIMITED, as a Lender By: PPM America, Inc., as Collateral Manager
By:	/s/ DAVID C. WAGNER Name: David C. Wagner Title: Managing Director
DRYDEN III LEVERAGED LOAN CDO 2002, as a Lender By: Prudential Investment Management Inc., as Collateral Manager
By:	/s/ GEORGE W. EDWARDS Name: George W. Edwards Title: Principal
DRYDEN IV LEVERAGED LOAN CDO 2003, as a Lender By: Prudential Investment Management Inc., as Collateral Manager
By:	/s/ GEORGE W. EDWARDS Name: George W. Edwards Title: Principal
DRYDEN LEVERAGED LOAN CDO 2002-II, as a Lender By: Prudential Investment Management Inc., as Collateral Manager
By:	/s/ GEORGE W. EDWARDS Name: George W. Edwards Title: Principal

DRYDEN V LEVERAGED LOAN CDO 2003, as a Lender By: Prudential Investment Management Inc., as Collateral Manager
By:	/s/ GEORGE W. EDWARDS Name: George W. Edwards Title: Principal
PUTNAM DIVERSIFIED INCOME TRUST, as a Lender
By:	/s/ BETH MAZOR Name: Beth Mazor Title: Vice President
PUTNAM HIGH YIELD ADVANTAGE FUND, as a Lender
By:	/s/ BETH MAZOR Name: Beth Mazor Title: Vice President
PUTNAM MASTER INCOME TRUST, as a Lender
By:	/s/ BETH MAZOR Name: Beth Mazor Title: Vice President

PUTNAM MASTER INTERMEDIATE INCOME TRUST, as a Lender
By:	/s/ BETH MAZOR Name: Beth Mazor Title: Vice President
PUTNAM PREMIER INCOME TRUST, as a Lender
By:	/s/ BETH MAZOR Name: Beth Mazor Title: Vice President
PUTNAM VARIABLE TRUST-PVT DIVERSIFIED INCOME FUND, as a Lender
By:	/s/ BETH MAZOR Name: Beth Mazor Title: Vice President
PUTNAM VARIABLE TRUST- PVT HIGH YIELD FUND, as a Lender
By:	/s/ BETH MAZOR Name: Beth Mazor Title: Vice President

STANFIELD ARBITRAGE CDO, LTD., as a Lender By: Stanfield Capital Partners LLC as its Collateral Manager
By:	/s/ CHRISTOPHER E. JANSEN Name: Christopher E. Jansen Title: Managing Partner
STANFIELD QUATTRO CLO, LTD., as a Lender By: Stanfield Capital Partners LLC as its Collateral Manager
By:	/s/ CHRISTOPHER E. JANSEN Name: Christopher E. Jansen Title: Managing Partner
WINDSOR LOAN FUNDING, LIMITED, as a Lender By: Stanfield Capital Partners LLC as its Investment Manager
By:	/s/ CHRISTOPHER E. JANSEN Name: Christopher E. Jansen Title: Managing Partner
AURUM CLO 2002-1 LTD., as a Lender By: Columbia Management Advisors, Inc. (f/k/a Stein Roe & Farnham Incorporated), as its Investment Manager
By:	/s/ THOMAS R. BOUCHARD Name: Thomas R. Bouchard Title: Vice President

SRF 2000, INC., as a Lender
By:	/s/ DIANA M. HIMES Name: Diana M. Himes Title: Assistant Vice President
SRF TRADING, INC., as a Lender
By:	/s/ DIANA M. HIMES Name: Diana M. Himes Title: Assistant Vice President
GALAXY CLO 1999-1, LTD., as a Lender By: AIG Global Investment Corp. as Collateral Manager
By:	/s/ W. JEFFREY BAXTER Name: W. Jeffrey Baxter Title: Vice President
KZH SOLIEL-2 LLC, as a Lender
By:	/s/ DORIAN HERRERA Name: Dorian Herrera Title: Authorized Agent

STANWICH LOAN FUNDING LLC, as a Lender
By:	/s/ DIANA M. HIMES Name: Diana M. Himes Title: Assistant Vice President
APEX (Trimaran) CDO I, LTD., as a Lender By: Trimaran Advisors, L.L.C.
By:	/s/ DAVID M. MILLISON Name: David M. Millison Title: Managing Director
VAN KAMPEN SENIOR INCOME TRUST, as a Lender By: Van Kampen Investment Advisory Corp.
By:	/s/ BRAD LANGS Name: Brad Langs Title: Executive Director
VAN KAMPEN SENIOR LOAN FUND, as a Lender By: Van Kampen Investment Advisory Corp.
By:	/s/ BRAD LANGS Name: Brad Langs Title: Executive Director

Schedule I

SOURCES AND USES TABLE

Sources:		(in millions	)
	Incremental Term Loans	$70.0
	Cash	41.7
	New Senior Subordinated Notes due 2012	152.9
	Total Sources	$264.6
Uses:
	Dividend to Equity Holders	$96.0
	Redeem tendered 1999 Senior Subordinated Notes	114.9
	Tender Premium on 1999 Senior Subordinated Notes plus accrued interest	14.5
	Escrow 1999 Senior Subordinated Notes not tendered	27.6
	Redemption Premium on 1999 Senior Subordinated Notes not tendered	1.8
	Fees, Expenses and Bonuses	9.8
	Total Uses	$264.6

Notes:

  •
  Does not include the $1.2 million accrued dividend

  •
  Does not include accrued interest on the non-tendered $27.6 million 13% notes (accrued interest was approximately $1.1 million as of closing on June 8, 2004; anticipated accrued interest is estimated to be $1.8 million as of August 15, 2004)

ACKNOWLEDGMENT AND CONFIRMATION

        1.     Reference is made to Second Amendment, dated as of June 8, 2004 and effective as of June 8, 2004 (the "Second Amendment"), to the Credit Agreement, dated as of August 13, 2003, as amended by the First Amendment thereto, dated as of November 17, 2003 (the "Credit Agreement"), among CONCENTRA INC., a Delaware corporation ("Holdings"), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined. This Acknowledgement and Confirmation shall be deemed a Security Document, as defined in the Credit Agreement.

        2.     Each of the parties hereto hereby agrees, with respect to each Security Document to which it is a party:

          (a)   all of its obligations, liabilities and indebtedness under such Security Document shall remain in full force and effect on a continuous basis after giving effect to the Second Amendment and its guarantee of the obligations, liabilities and indebtedness of the other Loan Parties under the Credit Agreement shall extend to and cover the Incremental Term Loans made under the Credit Agreement pursuant to the Second Amendment and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto; and

          (b)   all of the Liens and security interests created and arising under such Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Second Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Security Documents.

        3.     THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        4.     This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[rest of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CONCENTRA OPERATING CORPORATION CONCENTRA INC. CONCENTRA HEALTH SERVICES, INC. CONCENTRA PREFERRED SYSTEMS, INC.
By:	/s/ RICHARD A. PARR II Richard A. Parr II Executive Vice President, General Counsel and Corporate Secretary
CONCENTRA INTEGRATED SERVICES, INC.
By:	/s/ RICHARD A. PARR II Richard A. Parr II Executive Vice President and Clerk

CISI BUSINESS CORPORATION
CONCENTRA MANAGEMENT SERVICES, INC.
CPS BUSINESS CORPORATION
FHM BUSINESS CORPORATION
FIRST NOTICE SYSTEMS, INC.
FOCUS HEALTHCARE MANAGEMENT, INC.
METRACOMP, INC.
CONCENTRA LABORATORY, L.L.C.
By:	/s/ RICHARD A. PARR II Richard A. Parr II Vice President and Corporate Secretary

CRA MANAGED CARE OF WASHINGTON, INC. CRA-MCO, INC.
By:	/s/ RICHARD A. PARR II Richard A. Parr II Executive Vice President and Corporate Secretary
HEALTHNETWORK SYSTEMS LLC MEDICAL NETWORK SYSTEMS LLC
By:	/s/ RICHARD A. PARR II Richard A. Parr II Vice President, General Counsel and Corporate Secretary
NATIONAL HEALTHCARE RESOURCES, INC.
By:	/s/ RICHARD A. PARR II Richard A. Parr II Senior Vice President and Corporate Secretary
OCCUCENTERS I, L.P.
By:	Its general partner CONCENTRA HEALTH SERVICES, INC.
By:	/s/ RICHARD A. PARR II Richard A. Parr II Executive Vice President, General Counsel and Corporate Secretary
OCI HOLDINGS, INC.
By:	/s/ GARY CHEDEKEL Gary Chedekel Corporate Secretary and Treasurer

QuickLinks

  Exhibit 10.4 EXECUTION COPY
CONCENTRA INC., As Holdings, CONCENTRA OPERATING CORPORATION, As Borrower, The Several Lenders from Time to Time Parties Hereto, JPMORGAN CHASE BANK, As Administrative Agent
SECOND AMENDMENT TO THE CREDIT AGREEMENT $70,000,000 INCREMENTAL TERM LOAN FACILITY
W I T N E S S E T H
  Schedule I
SOURCES AND USES TABLE
ACKNOWLEDGMENT AND CONFIRMATION